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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

         Date of Report (Date of earliest event reported:) May 13, 1999

                                 ---------------

                                   Iridium LLC

          Delaware                     0-22637-01                         52-1984342
       (State or other          (Commission File Number)        (I.R.S. Employer Identification
       jurisdiction of                                                      Number)
        organization)

                  1575 Eye Street, N.W., Washington, DC 20005
                                (202) 408-3800

                                ---------------

                             Iridium Operating LLC

          Delaware                     0-22637-02                          52-2066319
       (State or other          (Commission File Number)         (I.R.S. Employer Identification
       jurisdiction of                                                       Number)
        organization)

                  1575 Eye Street, N.W., Washington, DC 20005
                                (202) 408-3800

                                ---------------

                       Iridium World Communications Ltd.

           Bermuda                       0-22637                          52-2025291
       (State or other          (Commission File Number)        (I.R.S. Employer Identification
       jurisdiction of                                                      Number)
        organization)

           Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                                (441) 295-5950

                                --------------

                          Iridium Capital Corporation

          Delaware                    333-31741-03                       52-2048739
       (State or other          (Commission File Number)       (I.R.S. Employer Identification
       jurisdiction of                                                     Number)
        organization)

                  1575 Eye Street, N.W., Washington, DC 20005
                                (202) 408-3800

                                ---------------


                                Iridium IP LLC

          Delaware                    333-31741-01                         52-2048736
       (State or other          (Commission File Number)        (I.R.S. Employer Identification
       jurisdiction of                                                      Number)
        organization)

                  1575 Eye Street, N.W., Washington, DC 20005
                                (202) 408-3800

                                ---------------

                              Iridium Roaming LLC

           Delaware                   333-31741-02                       52-2048734
       (State or other          (Commission File Number)      (I.R.S. Employer Identification
       jurisdiction of                                                    Number)
        organization)

                  1575 Eye Street, N.W., Washington, DC 20005
                                (202) 408-3800

                                ---------------

                        Iridium Facilities Corporation

          Delaware                     33-44349-04                          52-2083969
       (State or other          (Commission File Number)         (I.R.S. Employer Identification
       jurisdiction of                                                       Number)
        organization)

                  1575 Eye Street, N.W., Washington, DC 20005
                                (202) 408-3800

                                ---------------

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        This current report on Form 8-K is filed jointly by Iridium LLC (the
"Parent"), Iridium Operating LLC ("Operating"), Iridium World Communications Ltd. ("IWCL"), Iridium Capital Corporation ("Capital"), Iridium Roaming LLC ("Roaming"), Iridium IP LLC ("IP") and Iridium Facilities Corporation ("Facilities").

        IWCL acts as a member of the Parent and has no other business. Operating is a wholly owned subsidiary of the Parent. The business of Operating, operating the Iridium system and offering Iridium services, constitutes substantially all of the business of the Parent. Capital, Roaming, IP and Facilities are wholly owned subsidiaries of Operating.

Item 5.  Other Events

        On May 13, 1999, Iridium LLC issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

        (c)    The following exhibits are filed herewith.

        Exhibit Number       Description

                99.1         Press Release dated May 13, 1999.



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                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    IRIDIUM WORLD COMMUNICATIONS LTD.

                                    By_________/s/_________________
                                      Name: F. Thomas Tuttle
                                      Title: Secretary

                                   IRIDIUM LLC

                                    By________/s/__________________
                                      Name: F. Thomas Tuttle
                                      Title: Secretary

                                    IRIDIUM OPERATING LLC

                                    By___________/s/_______________
                                      Name: F. Thomas Tuttle
                                      Title: Secretary

                                    IRIDIUM CAPITAL CORPORATION

                                    By___________/s/_______________
                                      Name: F. Thomas Tuttle
                                      Title: Secretary

                                    IRIDIUM IP LLC

                                    By___________/s/_______________
                                      Name: F. Thomas Tuttle
                                      Title: acting secretary

                                    IRIDIUM ROAMING LLC

                                    By____________/s/______________
                                      Name: F. Thomas Tuttle
                                      Title: acting secretary

                                    IRIDIUM FACILITIES CORPORATION

                                    By_____________/s/_____________
                                      Name: F. Thomas Tuttle
                                      Title: Secretary

Date: May 20, 1999


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